May 19, 2006

                             Markman MultiFund Trust

                             Amendment to Prospectus
                                dated May 1, 2006


Prospectus

Delete the entire section under the heading "Principal Investment Strategy" at page 2, and insert the following:

PRINCIPAL INVESTMENT STRATEGY

      The Fund invests in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds.

      The Fund seeks to minimize risk through careful allocation among asset classes (stocks, bonds, cash), security size (large cap, mid-cap, small cap), investment style (growth, value), and through global diversification.

      The Fund's assets will be allocated to investments in common stock and equity funds. Under normal market conditions, at least 50% of the Fund's assets will be invested in common stock of individual companies, which will be allocated according to the Fund's investment adviser's proprietary portfolio model. Various screens used to construct this model include, but are not limited to: `emerging' blue chip stocks (defined as companies that have many of the traditional characteristics associated with "blue chip", such as healthy balance sheets, strong market positions, consistent financial returns, but that for reasons of size or length of history may not be considered "blue chip" by the broader investment community), under-followed high quality stocks, contrarian value stocks, international growth stocks, leaders in new market segments, and stocks with rapidly growing earnings. No single stock will usually represent more than five percent of the Fund's total assists (on a cost basis). Selections based on these screens are used to construct a model that we believe will have the greatest potential to achieve the Fund's objective.

      Under normal market conditions, approximately 10% of the Fund's assets will be in mutual funds. The underlying funds invest in particular types of securities (for example, equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result.

      The underlying funds that invest in countries other than the United States may invest up to 100% of their total assets in the securities of foreign issuers and may engage in foreign currency transactions with respect to such investments. In addition, the underlying funds may invest up to 25% of their total assets in the securities of one issuer.
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      The Fund may also invest in fixed-income securities, real estate investment trusts, and money market securities.

      The Fund's fixed-income investments will primarily be in investments in the United States, although it may include investments in countries other than the United States. Normally, investments in fixed-income securities will be made through funds which invest in such securities. Fixed-income securities in which the Fund will invest may also include investment grade short-and long-term bonds, securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures. Under normal circumstances, the portion of the Fund's assets allocated to fixed income securities will rarely be more than 60% of the Fund's total assets. The Fund may invest up to 25% of its total assets in bonds that are not considered investment grade (bonds rated Ba or below by Moody's Investors Service, Inc. or BB or below by Standard & Poor's Corporation).